                                                                     Exhibit 24

                                POWER OF ATTORNEY

        I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II, MARK
R. SCHAITKIN and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Annual Report on Form 10-K for the fiscal year ended September 30, 2000, and any amendments and supplements thereto, to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.


        Signature                   Title                                       Date
        ---------                   -----                                       ----

 /s/ Larry D. Yost                 Chairman of the Board and              November 8, 2000
----------------------------       Chief Executive Officer
Larry D. Yost                      (principal executive officer)
                                   and Director


/s/ V. William Hunt                 Vice Chairman and President           November 8, 2000
----------------------------        and Director
V. William Hunt


/s/ Joseph B. Anderson, Jr.         Director                              November 8, 2000
----------------------------
Joseph B. Anderson, Jr.


                                    Director                              November 8, 2000
----------------------------
Donald R. Beall


/s/ Steven C. Beering               Director                              November 8, 2000
----------------------------
Steven C. Beering


/s/ Rhonda L. Brooks                Director                              November 8, 2000
----------------------------
Rhonda L. Brooks


/s/ John J. Creedon                 Director                              November 8, 2000
----------------------------
John J. Creedon


/s/ Joseph P. Flannery              Director                              November 8, 2000
----------------------------
Joseph P. Flannery


/s/ Robert E. Fowler, Jr.           Director                              November 8, 2000
----------------------------
Robert E. Fowler, Jr.




/s/ William D. George, Jr.          Director                              November 8, 2000
----------------------------
William D. George, Jr.


                                    Director                              November 8, 2000
----------------------------
Ivan W. Gorr


/s/ Richard W. Hanselman            Director                              November 8, 2000
----------------------------
Richard W. Hanselman


/s/ Charles H. Harff                Director                              November 8, 2000
-----------------------------
Charles H. Harff


/s/ Victoria B. Jackson             Director                              November 8, 2000
-----------------------------
Victoria B. Jackson


/s/ Don J. Kacek                    Director                              November 8, 2000
-----------------------------
Don J. Kacek


/s/ James E. Marley                 Director                              November 8, 2000
-----------------------------
James E. Marley


                                    Director                              November 8, 2000
-----------------------------
James E. Perrella


/s/ Harold A. Poling                Director                              November 8, 2000
-----------------------------
Harold A. Poling


                                    Director                              November 8, 2000
-----------------------------
Martin D. Walker

/s/ Thomas A. Madden                Senior Vice President, Finance,       November 8, 2000
-----------------------------       and Chief Financial Officer
Thomas A. Madden                    (principal financial officer)



/s/ William M. Lowe                 Vice President and Controller         November 8, 2000
-----------------------------       (principal accounting officer)
William M. Lowe
